EXHIBIT 10.38

BANK OF BOSTON


June 27, 1996

Mr. Gary Klocek
Controller
Jones Apparel Group, Inc.
250 Rittenhouse Circle
Bristol, PA 10997

Dear Gary:

The First National Bank of Boston is pleased to confirm that we hold available for Jones Apparel Group, Inc. a $35,000,000 364-day uncommitted letter of credit facility to extend through July 7, 1997.

The availability of borrowings under this facility is subject to (i) our usual reservation that we continue to be satisfied with the affairs of Jones Apparel Group, Inc.; (ii) the execution of documentation for this facility that is satisfactory to the Bank and (iii) any changes in government regulations or monetary policy.

If the foregoing is satisfactory, please execute and return the enclosed copy of this letter.


                                               Very truly yours,
                                               THE FIRST NATIONAL BANK OF BOSTON

                                               By /s/ Nancy E. Fuller

                                               Nancy E. Fuller, Director

Accepted:
Jones Apparel Group, Inc.

By /s/ Gary R. Klocek, Controller

Date: Aug. 5, 1996





             THE FIRST NATIONAL BANK OF BOSTON, Boston, Massachusetts 02106